UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 15, 2020

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street,		Suite 700	77002-2761
Houston,	TX
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(877)	290-2772

(Former name or former address if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common units representing limited partner interests	TCP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

(d) On September 15, 2020, Peggy A. Heeg was appointed to the Board of Directors (the “Board”) of TC PipeLines GP, Inc. (the “General Partner”), the general partner of TC PipeLines, LP (the “Partnership”), to fill the vacancy created by the retirement of Walentin Mirosh from the Board in August 2020. Ms. Heeg’s initial term will expire in 2021 or upon her earlier resignation or removal. On the same date, the Board appointed Ms. Heeg, 61, to serve as a member of the General Partner’s Audit Committee.

In connection with her appointment to the Audit Committee, the Board determined that Ms. Heeg is financially literate and satisfies the requirements for independence set forth in Section 303A.02 of the New York Stock Exchange (“NYSE”) Listed Company Manual and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Heeg is not a party to any understanding or arrangement pursuant to which she was appointed as a director nor is she a party to any transactions requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Heeg will be compensated in accordance with the General Partner’s standard outside director compensation program, the components of which are described in the Partnership’s Form 10-K filed with the Securities and Exchange Commission on February 20, 2020.

The Partnership announced the appointment of Ms. Heeg in a September 15, 2020 press release, a copy of which is filed with this Form 8-K as Exhibit 99 and incorporated herein.

As a result of the appointment of Ms. Heeg to the Board and Audit Committee, the Partnership has regained compliance with Section 303A.07(a) of the NYSE Listed Company Manual, which requires the Audit Committee to have three independent members.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	News Release dated September 15, 2020, announcing the election of Peggy Heeg to the Board of Directors (the “Board”) of the Partnership’s general partner, TC PipeLines GP, Inc. (the “General Partner”)
104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

By:	/s/ Jon A. Dobson
Jon A. Dobson
Secretary

Dated:  September 17, 2020

EXHIBIT INDEX

Exhibit No.	Description
99	News Release dated September 15, 2020, announcing the election of Peggy Heeg to the Board of Directors (the “Board”) of the Partnership’s general partner, TC PipeLines GP, Inc. (the “General Partner”)
104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

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